UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2017

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Professional Diversity Network, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-35824	80-0900177
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 W. Adams Street, Sixth Floor, Chicago, Illinois	60607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 614-0950

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(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 21, 2017, Professional Diversity Network, Inc. (the “Company”)  received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Nasdaq staff determined that the Company was not in compliance with Listing Rule 5605 for the period from February 13, 2017 through June 2, 2017 because the Company’s  Audit Committee was comprised of only two independent directors.  The letter also stated that the Company regained compliance on June 2, 2017, within the cure period provided by Listing Rule 5605(c)(4), after it appointed independent directors Xiaojing Huang and Xianfang Liu to the Audit Committee.  The independent directors Lee Hillman and David Schramm continue to serve on the Audit Committee  with Ms. Huang and Mr. Liu.  Nasdaq confirmed that, subject to the disclosure made in this Current Report on Form 8-K, the matter is now closed.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s 2017 Annual Meeting of Stockholders was held on June 26, 2017 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved  Amendment No. 2 to the Professional Diversity Network, Inc. 2013 Equity Compensation Plan (the “Amendment”).  A description of the Amendment is set forth in “Proposal 2: Approval of Amendment to 2013 Equity Compensation Plan” in the Company’s 2017 Proxy Statement filed with the Securities and Exchange Commission on May 1, 2017 (the “Proxy Statement”), and such description is incorporated herein by reference.  The description of the Amendment set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders

The following are the voting results on each matter submitted to the Company’s stockholders at the Annual Meeting held on June 26, 2017.

Proposal 1: The Company’s stockholders elected the following nine nominees as directors, to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
James Kirsch	2,911,325	30,357	573,269
Maoji (Michael) Wang	2,911,315	30,367	573,269
Jingbo (James) Song	2,911,315	30,367	573,269
Star Jones	2,941,286	396	573,269
David Schramm	2,916,695	24,987	573,269
Lee Hillman	2,886,734	54,948	573,269
Scott Liu	2,903,861	37,821	573,269
Xiaojing Huang	2,903,861	37,821	573,269
Hao Zhang	2,903,861	37,821	573,269

Proposal 2: The Company’s stockholders voted to approve an amendment to the Professional Diversity Network, Inc. 2013 Equity Compensation Plan to increase the number of shares reserved for issuance from 225,000 to 615,000 by the following vote:

For	Against	Abstentions	Broker Non-Votes
104,761	12,574	464	573,269

Proposal 3: The Company’s stockholders voted to ratify the appointment of  Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 by the following vote:

For	Against	Abstentions
689,393	1,675	0

Item 9.01          Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No. 2 to the Professional Diversity Network, Inc. 2013 Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2017	PROFESSIONAL DIVERSITY NETWORK, INC.

	By:	/s/ Jiangping (Gary) Xiao
Jiangping (Gary) Xiao
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 to the Professional Diversity Network, Inc. 2013 Equity Compensation Plan